Exhibit 99.1

Alpine Acquisition Corporation Signs Definitive Agreements to Acquire

Two Bit Circus, Inc. and Two Convention Hotels to form a New World Class Entertainment Company

●	$50 million all stock transaction from Alpine Acquisition Corporation for Two Bit Circus, Inc.

●	$65 million cash and stock purchase of two full-service conference hotels with 739 rooms and over 140,000 square feet of conference facilities located in Denver, CO and Stamford, CT

●	Combined company is expected to be renamed Two Bit Entertainment Corp.

●	Transactions expected to close in the third quarter of 2022

PHOENIX, NEW YORK, and LOS ANGELES - May 19, 2022 -- Alpine Acquisition Corporation (Nasdaq: REVEU, REVE, REVEW) (“Alpine”), a special purpose acquisition company, and Two Bit Circus, Inc., creators of the world’s first Micro-Amusement Parks and an experiential entertainment leader jointly announced today that they have entered into definitive agreements for a business combination. Alpine also entered into a definitive agreement with affiliates of Atrium Hospitality, LP, to acquire two full-service conference hotels with 739 rooms and 140,000 square feet of conference facilities located in Denver, CO and Stamford, CT. Upon the closing of the transactions, Alpine will acquire Two Bit Circus and the hotels and commence transformational renovations of both properties. The properties will be rebranded to Revelers Resorts, using Two Bit Circus’s proprietary technology and entertainment experiences. The combined company is expected to be renamed “Two Bit Entertainment Corp.” and continue to be listed on NASDAQ under the symbol REVE. The transactions are expected to close in the 3rd quarter of 2022.

Alpine Acquisition Corporation was created with a thesis to develop new drive-to-destination resorts. Alpine’s executive team has extensive experience in developing, managing and building custom branded family entertainment from 20 years in leadership roles previously with Great Wolf Resorts, taking that company from one resort in Wisconsin Dells, WI to become the largest family of indoor waterpark resorts with 19 locations across North America and plans for more. Two Bit Circus, Inc., named by Fast Company as one of the most innovative game companies of 2020, brings substantial talent of innovation and strategy in social play experiences.

“Two Bit Circus, Inc., is an industry leader in experiential technology entertainment, and we look forward to joining with their talented team of innovators and their extensive portfolio of social experiences to create a new one of a kind world-class family entertainment brand,” said Elan Blutinger, Chairman of Alpine, “and purchasing two well located conference center hotels aligns with our team’s background in developing innovative, value-oriented, drive-to resorts.”

The new entertainment brand, Revelers Resorts, will provide inclusive activities along with an immersive story experience woven throughout the entire resort; Circus adventures, STEAM games and workshop activities bring to life the Reveler’s world. Full food and beverage offerings are expected to include Plate Spinner Pizza and a Cannonball Candy Shop along with carnival carts with signature treats. Reveler’s Resort will also have one of a kind social play attractions and other games, such as a reimagined arcade and midway for upleveled play throughout Reveler’s Circus Grounds area.

Purchasing existing conference center hotels in strong demographic locations at deep discounts to their replacement costs is expected to allow the new brand to quickly enter new markets, provide affordable entertainment and lodging accommodations, and grow quickly and profitably. These hotels already have the full-service amenities needed to adapt and renovate to the new brand along with leveraging the Two Bit Circus’ immersive-fueled experiential entertainment technology to create Reveler’s Resorts.

Two Bit Circus shareholders will contribute 100% of their equity into the combined company. Alpine will issue an aggregate of 4,980,000 shares of common stock to the Two Bit Circus shareholders, and pay $45.5 million in cash and issue 1,950,000 shares of common stock to the sellers of the hotels being acquired. The boards of directors of Alpine and Two Bit Circus have approved the proposed business combination. Completion of the proposed business combination is subject to approval by Alpine’s stockholders and the satisfaction or waiver of other customary closing conditions.

Additional information about the proposed transactions will be provided in a Current Report on Form 8-K filed by Alpine with the Securities and Exchange Commission and available on www.sec.gov.

Maxim Group LLC acted as sole financial advisor to Alpine Acquisition Corporation.

Hodges Ward Elliott, LLC acted as the buyer representative on the hotel transaction.

About Alpine Acquisition Corporation

Alpine is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

For more information, visit www.alpineacquisitioncorp.com

About Two Bit Circus

Based in Los Angeles, Two Bit Circus is an award-winning community of entertainment and engineering enthusiasts who combine a love of technology with mad invention in pursuit of the future of fun. Named by Fast Company as one of the most innovative game companies of 2020, and recipient of TripAdvisors’ Traveler’s Choice Award, rated in the top 10% of attractions worldwide, Two Bit Circus is opening the world’s first network of Micro-Amusement Parks. These one-acre entertainment complexes fuse the latest interactive technology with the wonder and spectacle of a classic circus and carnival. The parks are a platform to showcase best-in-class interactive entertainment from all over the world and are filled with unexpected social experiences that bring people together elbow-to-elbow to play, eat, drink, and generally experience life at the highest resolution.

For more information, visit www.twobitcircus.com or follow @TwoBitCircus and #TwoBitCircus

Additional Information and Where to Find It

In connection with the proposed business combination, Alpine intends to file a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement and prospectus of Alpine. The proxy statement/prospectus will be sent to all Alpine stockholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at a meeting of Alpine’s stockholders to be held to approve the proposed business combination and other matters (the “Special Meeting”). Alpine may also file other documents regarding the proposed business combination with the SEC. The definitive proxy statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at the Special Meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Before making any voting decision, investors and security holders are urged to read the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination and related matters.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus/consent solicitation statement and all other relevant documents filed or that will be filed with the SEC by Alpine through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

Alpine and Two Bit Circus and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Alpine’s stockholders in connection with the proposed business combination. Information about Alpine’s directors and executive officers and their ownership of Alpine’s securities is set forth in Alpine’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the proxy statement/prospectus/consent solicitation statement regarding the proposed business combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the services offered by Two Bit Circus and the markets in which Two Bit Circus operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and Alpine’s or Two Bit Circus’ projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Alpine’s securities; (ii) the risk that the proposed business combination may not be completed by Alpine’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Alpine; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by Alpine’s stockholders, the satisfaction of the minimum trust account amount following redemptions by Alpine’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed business combination on Alpine’s or Two Bit Circus’ business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of Two Bit Circus; (vi) the outcome of any legal proceedings that may be instituted against Alpine or Two Bit Circus related to the the proposed business combination; (vii) the ability to maintain the listing of Alpine’s securities on the NASDAQ; (viii) the price of Alpine’s securities; and (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in Alpine’s definitive proxy statement/prospectus contained in the Registration Statement, including those under “Risk Factors” therein, and other documents filed by Alpine from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Alpine and Two Bit Circus assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Alpine nor Two Bit Circus gives any assurance that either Alpine or Two Bit Circus will achieve its expectations.

Disclaimer

This document relates to a proposed business combination. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Alpine Acquisition Corporation

Investor Relations Contact:
Alex Lombardo
(703)899-1028

alex.lombardo@alpinesponsor.com